EXHIBIT 1


 Electric bicycles1

 ElectriCruizer(TM)/ElectriCruizer Step-thru(TM)
         Frame:                         High Tensile Steel
         Fork:                          Rigid, High Tensile Steel
         Power System:                  Dual Motor, Rear Drive
         Battery Pack:2                 17 Amp Hour
         Charger:                       6 Amp, 110 VAC or 220 VAC
         Headset:                       1" Steel-Threaded
         Handlebar:                     Swept-Back, Mid-Rise
         Derailleurs:                   Front: N/A, Rear: Shimano
         Shift Levers:                  Grip-Shift, 6-Speed
         Crankset:                      OPC-Steel
         Freewheel:                     Index Compatible, 6-Speed
         Brakes:                        Alloy Cantilever, Front & Rear
         Hubs:                          Nutted Alloy, Front & Rear
         Tires:                         26x2.125, White Walls
         Rims:                          Double-Wall Alloy, 36 Hole
         Saddle:                        Dual Spring, Comfort Saddle
         Options:                       Fenders, Double Baskets, Q/R Seat
                                        Clamp

 ZapFlash(TM)
         Frame:                         Full Butted Cro-Moly
         Fork:                          Rock Shox, Indy-C
         Power System:                  Dual Motor, Rear Drive
         Battery Pack:                  17 Amp Hour, Quick Release
         Charger:                       6 Amp, 110 VAC or 220 VAC
         Headset:                       1 1/8" Direct-Connect
         Handlebar:                     Alloy, Flat 6 Degree Bend
         Derailleurs:                   Shimano STX-RC, Front & Rear
         Shift Levers:                  Grip-Shift, 24-Speed
         Crankset:                      Shimano STX-Triple
         Freewheel:                     Shimano, 8-Speed
         Brakes:                        Shimano Alivio Cantilever, Front &
                                        Rear
         Hubs:                          STX-RC, Quick Release, Front & Rear
         Tires:                         26x1.6, Zap Power Tires
         Rims:                          Double-Wall Alloy, 32 Hole
         Saddle:                        Gel ATB
         Options:                       Fuel Gauge, Dual Beam Headlights














 Zap Patrol Bike
         Frame:                         Full Aluminum
         Fork:                          Rock Shox, Indy-C
         Power System:                  Dual Motor, Rear Drive
         Battery Pack:                  17 Amp Hour, Quick Release
         Charger:                       6 Amp, 110 VAC or 220 VAC
         Headset:                       1 1/8" Direct-Connect
         Handlebar:                     Alloy, Flat 6 Degree Bend
         Derailleurs:                   Front: Shimano STX, Rear: Shimano XT
         Shift Levers:                  Shimano, Rapid-Fire SL, 24-Speed
         Crankset:                      Sugino Impel-Triple, 175 mm
         Freewheel:                     Shimano, 8-Speed
         Brakes:                        Shimano LX, V Brakes
         Hubs:                          STX-RC, Quick Release, Front & Rear
         Tires:                         26x1.6, Zap Power Tires
         Rims:                          Double-Wall Alloy, 36 Hole
         Saddle:                        Gel ATB
         Options:                       Rack Top Bag, Fuel Gauge

PowerBike(TM)
         Frame:                         4130 Cro-Moly, Main Tubes
         Fork:                          Rigid, High Tensile Steel
         Power System:                  Dual Motor, Rear Drive
         Battery Pack:                  17 Amp Hour, Quick Release
         Charger:                       6 Amp, 110 VAC or 220 VAC
         Headset:                       1" Steel-Threaded
         Handlebar:                     Steel, Flat 6 Degree Bend
         Derailleurs:                   Front: Sunrace, Rear: Shimano Altus
         Shift Levers:                  Grip Shift, 21-Speed
         Crankset:                      Tracer Triple, 170 mm
         Freewheel:                     Index Compatible, 7-Speed
         Brakes:                        Alloy Cantilever, Front & Rear
         Hubs:                          Alloy, Quick-Release Front, Nutted
                                        Rear
         Tires:                         Front: All Terrain, Rear: Zap Power
                                        Tire
         Rims:                          Alloy, 36 Hole
         Saddle:                        Ultrasoft
         Options:                       Fuel Gauge, Headlights
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Electric skateboard


Zappy(TM)
         Frame:                        1-Part Folding, Steel Tube
         Fork:                         Rigid Steel
         Power System:                 Rear Single Motor Belt Drive
                                       Roll-N-Go
         Battery Pack:                 17 Amp Hour
         Charger:                      3.5 Amp, 110 VAC or 220 VAC
         Headset:                      1" Threadless
         Handlebar:                    Flat Bar, Quick Release Height
                                        Adjustment
         Derailleurs:                       ---
         Shift Levers:                      ---
         Crankset:                          ---
         Freewheel:                         ---
         Brakes:                       Rear Drum Brake
         Hubs:                         Sealed Bearing
         Tires:                        6.5" Solid Core
         Rims:                         Glass Fiber Reinforced
         Saddle:                            ---
         Options:                      6 Amp, Quick Charger

Electric tricycle

ZapTrike(TM)
         Frame:                        High Tensile Steel
         Fork:                         Rigid, High Tensile Steel
         Power System:                 Dual Motor, Front Drive
         Battery Pack:                 33 Amp Hour
         Charger:                      6 Amp, 110 VAC or 220 VAC
         Headset:                      1" Steel Threaded
         Handlebar:                    High Rise, Chrome-Plated
         Derailleurs:                       ---
         Shift Levers:                      ---
         Crankset:                     OPC Steel
         Freewheel:                    Single Free Wheel
         Brakes:                       Alloy Cantilever, Front
         Hubs:                         Nutted Steel, Front & Rear
         Tires:                        20x1.75 Blackwalls
         Rims:                         Steel, Chrome-Plated
         Saddle:                       Comfort Saddle
         Options:                      Headlights
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Retrofit Kits

Zap Power System
         Motor:                        Ceramic, magnet, dual motor system.
                                       Direct current, 400 watts/.6
                                       horsepower peak output, 5500 rpm
                                       peak
         Battery:                      12 Volt, 17 Amp Hour, sealed lead-
                                       acid dry-cell (starved electrolyte),
                                       recyclable
         Charger:                      6 Amp, portable automatic charger
         Charge time:                  Maximum 3 hours.  Automatic trickle
                                       charge when battery is fully charged
         Controller:                   Two speed with regenerative function
                                       Up to 40 Amps can be generated.
                                       Spring loaded on/off trigger
         Engagement:                   Two modes; automatic or manual motor
                                       lockdown
         Range:                        Up to 15 miles when pedal assisted

U.S. Pro Drive(TM) Electric Power System
         Motor:                        24-volt DC brushless motor
         Battery:                      Dual 12 Volt, 12 Amp Hour sealed
                                       lead acid
         Charger:                      Information not available
         Charge time:                  6-8 hours (basic unit); 3 hours with
                                       optional charger
         Controller:                   Electronic pulse-width modulated
                                       (PWM) motor controller
         Engagement:                   Information not available
         Range:                        20 miles approximately on level
                                       ground (30 miles with nominal
                                       pedaling)




1 All electric bicycles, tricycles and skateboards detailed herein range in speed from 10-18 mph and in distance from 8-20 miles.

2 All batteries are sealed
lead-acid dry cell (starved electrolyte) and recyclable.